UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2011

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC.

(Exact name of registrant as specified in its charter)

Washington	000-13468	91-1069248
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1015 Third Avenue, 12th Floor

Seattle, Washington 98104

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (206) 674-3400

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

See Item 5.07.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the annual meeting (the “Annual Meeting”) of shareholders of Expeditors International of Washington, Inc. (the “Company”) held on May 4, 2011, the shareholders of the Company: (1) elected each of the director nominees set forth below to serve until the next annual meeting of shareholders and until a successor is elected and qualified; (2) approved, on a non-binding basis, the compensation of the Company’s Named Executive Officers; (3) favored a non-binding vote on compensation of the Company’s Named Executive Officers on an annual basis; (4) approved and ratified the adoption of the 2011 Stock Option Plan; and (5) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011. No other business was transacted at the meeting. The final voting results of each of the proposals submitted to a vote of the shareholders of the Company at the Annual Meeting are set forth below.

(1)	To elect the following eight (8) directors, each to serve until the next annual meeting of shareholders and until a successor is elected and qualified:

	Number of Shares
	Voted For	Voted Against	Abstain	Broker Non-Votes
Mark A. Emmert	162,867,676	7,130,256	35,949	13,167,982
R. Jordan Gates	148,919,824	21,079,962	34,095	13,167,982
Dan P. Kourkoumelis	165,373,150	4,625,787	34,944	13,167,982
Michael J. Malone	165,784,034	4,206,589	43,258	13,167,982
John W. Meisenbach	165,297,187	4,700,765	35,929	13,167,982
Peter J. Rose	161,463,958	8,516,311	53,612	13,167,982
James L.K. Wang	163,042,504	6,960,060	31,317	13,167,982
Robert R. Wright	167,434,912	2,562,763	36,207	13,167,982

(2)	To approve, on a non-binding basis, the compensation of the Company’s Named Executive Officers:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
163,184,491	6,183,570	665,820	13,167,982

(3)	To conduct a non-binding vote on the frequency of a non-binding vote on compensation of the Company’s Named Executive Officers:

Number of Shares
1 Year	2 Years	3 Years	Abstain	Broker Non-Votes
145,111,802	4,412,591	19,822,057	687,431	13,167,982

(4)	To approve and ratify the adoption of the 2011 Stock Option Plan:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
145,194,128	24,116,795	722,958	13,167,982

(5)	To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2011:

Number of Shares
Voted For	Voted Against	Abstain	Broker Non-Votes
180,772,481	2,119,595	309,787	—

Given the strong shareholder support for the Board of Directors’ recommendation of submitting the non-binding vote on compensation of the Company’s Named Executive Officers to shareholders on an annual basis, the Board of Directors has decided at this time to conduct this vote annually.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPEDITORS INTERNATIONAL OF WASHINGTON, INC. (Registrant)

Date: May 6, 2011	By:	/s/ Amy J. Tangeman
Amy J. Tangeman
Vice President, General Counsel and Secretary